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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

               Date of report (Date of earliest event reported):
                                October 30, 2001

                               INGRAM MICRO INC.
             (Exact Name of Registrant as Specified in Its Charter)

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         Delaware                     1-12203                    62-1644402
(State of Incorporation or    (Commission File Number)        (I.R.S. Employer
       organization                                         Identification No.)
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                            1600 E. St. Andrew Place
                            Santa Ana, CA 92799-5125
   (Address, including zip code of Registrant's principal executive offices)

       Registrant's telephone number, including area code: (714) 566-1000



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Item 5. Other Events.

     On October 30, 2001, Ingram Micro Inc. (the "Registrant") issued a press release announcing its financial results for the third quarter and nine months ended September 29, 2001. A copy of the press release is attached hereto as
Exhibit 99.1, the text of which is incorporated by reference herein.

Item 7. Financial Statements and Exhibits.

     Exhibit No. Description

     99.1 Press Release dated October 30, 2001














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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            INGRAM MICRO INC.


                                            By: /s/ James E. Anderson, Jr.
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                                            Name:  James E. Anderson, Jr.
                                            Title: Senior Vice President
                                                   Secretary and General Counsel

Date: October 30, 2001